UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2022

VERTIV HOLDINGS CO

Exact name of registrant as specified in its charter

Delaware	001-38518	81-2376902
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1050 Dearborn Drive, Columbus, Ohio 43085

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 614-888-0246

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	VRT	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On March 13, 2022, Vertiv Holdings Co (the “Company”) appointed Mr. Giordano Albertazzi as the Company’s President, Americas, with such appointment being effective as of March 14, 2022. Mr. Albertazzi is succeeding Mr. John Hewitt, who is departing the Company effective immediately to pursue other interests.

In connection with Mr. Hewitt’s departure, he will be eligible for severance benefits under the Company’s Executive Employment Policy previously filed with the Securities and Exchange Commission and continued vesting of his restricted stock units granted in 2020, in each case subject to Mr. Hewitt signing a separation agreement containing customary restrictive covenants and a release. All unvested stock options held by Mr. Hewitt will be forfeited.

Item 7.01

On March 14, 2022, the Company issued a press release announcing certain management changes, including the appointment of Mr. Albertazzi to succeed Mr. Hewitt as the Company’s President, Americas, as noted above.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 (d) Financial Statements and Exhibits

99.1	Press release dated March 14, 2022 announcing certain management changes

104	Cover Page Interactive Data File, formatted in inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2022	Vertiv Holdings Co

/s/ Rob Johnson
	Name:	Rob Johnson
	Title:	Chief Executive Officer